Exhibit j(1)

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Income Trust

We consent to the use of our reports, dated February 25, 2008, incorporated herein by reference, for Legg Mason Partners Global High Yield Bond Fund and Legg Mason Partners Short/Intermediate U.S. Government Fund, each a series of Legg Mason Partners Income Trust, as of December 31, 2007, and to the references to our firm under the headings “Financial highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

April 17, 2008

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Income Trust

We consent to the use of our reports, dated February 25, 2008, incorporated herein by reference, for Legg Mason Partners Government Securities Fund and Legg Mason Partners Investment Grade Bond Fund, each a series of Legg Mason Partners Income Trust, as of December 31, 2007, and to the references to our firm under the headings “Financial highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

April 17, 2008

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Income Trust

We consent to the use of our report, dated February 25, 2008, incorporated herein by reference, for Legg Mason Partners Short-Term Investment Grade Bond Fund, a series of Legg Mason Partners Income Trust, as of December 31, 2007, and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

April 17, 2008

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Income Trust

We consent to the use of our report, dated February 25, 2008, incorporated herein by reference, for Legg Mason Partners Global Income Fund, a series of Legg Mason Partners Income Trust, as of December 31, 2007, and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

April 17, 2008